UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2011

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Performance-Based Bonus Plan

On January 31, 2011, the Board of Directors (the “Board”) of DSP Group, Inc. (the “Company”) approved a Performance-Based Bonus Plan applicable for the Chief Executive Officer, Chief Financial Officer and other members of the management team of the Company. The payment of bonuses under the Performance-Based Bonus Plan for a particular year is based upon the Company’s achievement of financial performance, consisting of annual revenue and operating income targets and new products backlog, based on the Company’s annual budget for the year which would be approved by the Board in its regularly schedule January meeting each year. Bonuses under the plan will be capped and no bonuses would be payable for a particular year if the Company fails to achieve above 90% of the target annual revenue based on the Board-approved annual budget for the year. Payment of bonuses (if any) under the Performance-Based Bonus Plan would be made in the following year. Any such bonuses would be paid in cash in a single lump sum, subject to payroll taxes and tax withholdings.

The 2011 Performance-Based Bonus Plan for the Company applicable for the Chief Executive Officer, Chief Financial Officer and other members of the management team of the Company (the “Plan”) is effective as of January 1, 2011. The following is a description of the Plan provided pursuant to Paragraph 10(iii) to Item 601 of Regulation S-K, which requires a written description of a compensatory plan when there is no formal document containing the compensation information. Due to their strategic significance, the Company believes that the disclosure of the 2011 annual revenue, operating income and backlog targets for new products, as well as the individual performance goals, under the Plan would cause competitive harm to the Company and therefore are not disclosed.

Chief Executive Officer

Criteria	% of Total Bonus
A. Annual Revenue Target	A = 60% × Annual Revenue Score
Annual Revenue Score:
	•	0 if annual revenue is at or below 90% of plan
	•	0.7 if annual revenue meets plan
	•	1.05 if annual revenue is 10% above plan
	•	1.4 if annual revenue is at or above 20% of plan
The payout based on the annual revenue score is linear between any two points.

B. Annual Operating Income Target	B = 20% × Annual Operating Income Score
Annual Operating Income Score:
	•	0 if annual operating income is at or below 80% of plan
	•	0.7 if annual operating income meets plan
	•	1.05 if annual operating income is at or above 20% of plan
	•	1.4 if annual operating income is at or above 40% of plan
The payout based on the annual operating income score is linear between any two points.
C. Backlog Target for New Products determined as of	C = 20% × New Products Backlog Score
12/31/2011	New Products Backlog Score:
	•	0 if no new products backlog
	•	0.7 if new products backlog meets plan
	•	1.05 if new products backlog is 20% above plan
	•	1.4 if new products backlog is at or above 40% of plan
The payout based on the new products backlog score is linear between any two points.
Total	(A+B+C) × Annual Salary

The target bonus payout under the Plan for the Company’s Chief Executive Officer is 0.7x of his annual base salary and the cap under the Plan is 1.4x of his annual base salary.

Chief Financial Officer

Criteria	% of Total Bonus
A. Annual Revenue Target	A =30% × Annual Revenue Score
Annual Revenue Score:
	•	0 if annual revenue is at or below 90% of plan
	•	0.35 if annual revenue meets plan
	•	0.52 if annual revenue is 10% above plan
	•	0.7 if annual revenue is at or above 20% of plan
The payout based on the annual revenue score is linear between any two points.

B. Annual Operating Income Target	B = 30% × Annual Operating Income Score
Annual Operating Income Score:
	•	0 if annual operating income is at or below 80% of plan
	•	0.35 if annual operating income meets plan
	•	0.52 if annual operating income is 20% above plan
	•	0.7 if annual operating income is at or above 40% of plan
The payout based on the annual operating income score is linear between any two points.
C. Backlog Target for New Products determined as of	C = 10% × New Products Backlog Score
12/31/2011	New Products Backlog Score:
	•	0 if no new products backlog
	•	0.35 if new products backlog meets plan
	•	0.52 = if new products backlog is 20% above plan
	•	0.7 = if new products backlog is at or above 40% of plan
The payout based on the new products backlog score is linear between any two points.
D. Individual Performance Goals	D = 30% × Individual Performance Goal Score
Total	(A+B+C+D) × Annual Salary

The individual performance goals for the Chief Financial Officer were not determined by the Board at its January 31, 2011 meeting. Such individual performance goals will be determined by the Board in the course of 2011, in the Board’s sole discretion, taking into account such tangible and intangible individual performance factors as it considers appropriate, including the Chief Financial Officer’s relative contribution to the Company’s performance during fiscal 2011. The Board’s determination as to whether individual performance goals of the Chief Financial Officer have been met may be subjective in nature.

The target bonus payout under the Plan for the Company’s Chief Financial Officer is 0.35x of his annual base salary and the cap under the Plan is 0.7x of his annual base salary.

Rest of Management Team

Criteria	% of Total Bonus
A. Individual Performance Goal	A = 100% × Individual Performance Goal Score
Total	A × Annual Salary

The individual performance goals for the rest of the management team of the Company were not determined by the Board at its January 31, 2011 meeting. Such individual performance goals will be determined by the Board in the course of 2011, in the Board’s sole discretion, taking into account such tangible and intangible individual performance factors as it considers appropriate, including the individual management team member’s relative contribution to the Company’s performance during fiscal 2011. The Board’s determination as to whether individual performance goals of each individual management team member have been met may be subjective in nature.

The target bonus payout under the Plan for the rest of the Company’s management team is 0.35x of their respective annual base salaries and the cap under the Plan is 0.7x of their respective annual base salaries.

Amendment of Ofer Elyakim Employment Agreement

On January 31, 2011, the Board of Directors of the Company approved an amendment to the employment agreement of Ofer Elyakim (the “Elyakim Employment Agreement”), the Chief Executive Officer of the Company, effective as of February 1, 2011. The amendment sets forth that in the event Mr. Elyakim desires to terminate his employment with the Company without Good Reason (as defined in the Elyakim Employment Agreement), he will have to notify the Company nine months in advance. Similarly, if the Company desires to terminate Mr. Elyakim’s employment with the Company without Good Reason it will have to notify Mr. Elyakim nine months in advance. However, if the Company wishes to terminate Mr. Elyakim’s employment but fails to provide him with the nine-months advance written notice, Mr. Elyakim would be entitled to receive an amount equal to the nine-months of his then-effective salary. A copy of the amendment to the Elyakim Employment Agreement will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Amendment of Dror Levy Employment Agreement

On January 31, 2011, the Board of Directors of the Company approved an amendment to the employment agreement of Dror Levy (the “Levy Employment Agreement”), the Chief Financial Officer of the Company, effective as of February 1, 2011. The amendment sets forth that in the event Mr. Levy desires to terminate his employment with the Company without Good Reason (as defined in the Levy Employment Agreement), he will have to notify the Company five months in advance. Similarly, if the Company desires to terminate Mr. Levy’s employment with the Company without Good Reason it will have to notify Mr. Levy five months in advance. However, if the Company wishes to terminate Mr. Levy’s employment but fails to provide him with the five-months advance written notice, Mr. Levy would be entitled to receive an amount equal to the five-months of his then-effective salary. A copy of the amendment to the Levy Employment Agreement will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: February 4, 2011	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer
and Secretary